                   IRREVOCABLE DIRECT DRAW LETTER OF CREDIT


                                 No. 3009599



                                                  April 9, 1998


The First National Bank of Chicago,
  as Trustee under the Pooling and Servicing Agreement referred to below


Ladies and Gentlemen:

     The undersigned (BankAmerica Corporation or the "Letter of Credit
                                                      ----------------
Provider") hereby establishes, for your benefit, this Irrevocable Direct Draw Letter of Credit No. 3009599 (the "Letter of Credit"). This Letter of Credit is
                                    ----------------
issued to you as trustee (the "Trustee") under that certain Pooling and
                                ------
Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1,
                          -------------------------------
1996 by and among Bank of America FSB, Bank of America National Trust and Savings Association and you for the benefit of the holders from time to time of the Senior Certificates and the Class A-7 Certificates issued pursuant to the Pooling and Servicing Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. This Letter of Credit authorizes your to draw on us an amount not exceeding Fifteen Million Dollars ($15,000,000.00) (as reduced and increased from time to time in accordance with the terms hereof, the "Letter of Credit Amount").
                                       -----------------------

     The Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, in (i) one or more drawings by one or more of your drafts, each drawn on the Letter of Credit Provider, payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being a "Credit Demand"), an amount equal to the
                                         -------------
face amount of each such draft but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day and (ii) one drawing by one of your drafts drawn on the Letter of Credit Provider, payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in substantially the form of Annex C attached hereto (any such draft accompanied by such certificate being a "Downgrade Demand"), an amount
                                               ----------------
equal to the face amount of each such draft but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on
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such Business Day. Any Credit Demand or Downgrade Demand may be delivered by facsimile transmission.

     Upon the Letter of Credit Provider honoring any Credit Demand or Downgrade Demand presented hereunder, the Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand or Downgrade Demand.

     The Letter of Credit Amount shall be automatically increased when and to the extent, but only when and to the extent, that the Letter of Credit Provider is reimbursed under that certain Letter of Credit and Reimbursement Agreement dated as of the date hereof by and between the Letter of Credit Provider and you, for any amount drawn hereunder by any Credit Demand or Downgrade Demand; provided, however, that the Letter of Credit Amount shall, in no event, be
--------  -------
increased to an amount in excess of $15,000,000.00.

     Each Credit Demand and Downgrade Demand shall be dated the date of its presentation, and shall be presented to the Letter of Credit Provider at 333 South Beaudry Avenue, 19th floor, Los Angeles, CA 90017, Attention: Margaret Kwiatek, Facsimile No. 213-345-6694. If the Letter of Credit Provider receives any Credit Demand or Downgrade Demand at such office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 10:00 a.m. (Los Angeles time) on a Business Day prior to the termination hereof, the Letter of Credit Provider will make such funds available by 9:00 a.m. (Los Angeles time) on the next Business Day in accordance with your payment instructions; provided that with respect to any Credit Demand occurring on April 10, 1998, the Letter of Credit Provider shall make such funds available in accordance with the terms hereof by 9:00 a.m. on April 10, 1998. If you so request the Letter of Credit Provider, payment under this Letter of Credit may be made by wire transfer in immediately available funds to your accounts in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

     On the earlier of (i) the date upon which the Trustee notifies the Letter of Credit Provider that the Senior Certificates and the Class A-7 Certificates have been paid in full and (ii) April 9, 2018 (the "Termination Date"), this Letter of Credit shall automatically terminate and you shall surrender this Letter of Credit to the undersigned Letter of Credit Provider on such day.

     This Letter of Credit is transferable in its entirety to any transferee(s) who you certify to the Letter of Credit Provider has succeeded you, as Trustee under the Pooling and Servicing Agreement, and may be successively transferred. Transfer of this Letter of Credit to such transferee shall be effected by the presentation to the Letter of Credit Provider of this Letter of Credit accompanied by a certificate in substantially the form of Annex B attached hereto. Upon such presentation the Letter of Credit Provider shall forthwith transfer this Letter of Credit to (or to the order of) the transferee or, if so requested by your transferee, issue a letter of credit to (or to the order of) your transferee with provisions therein consistent with this Letter of Credit.

     This Letter of Credit sets forth in full the undertaking of the Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

     THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500 (THE "UNIFORM
                                                                  -------
CUSTOMS"), WHICH IS INCORPORATED INTO THE TEXT OF THIS LETTER OF CREDIT BY
-------
REFERENCE, AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, INCLUDING, AS TO MATTERS NOT COVERED BY THE UNIFORM CUSTOMS, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF CALIFORNIA. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Letter of Credit Provider at 333 South Beaudry Avenue, 19th floor, Los Angeles, CA 90017, Attention: Margaret Kwiatek, specifically referring to the number of this Letter of Credit.

                                    Very truly yours,

                                    BANKAMERICA CORPORATION


                                    By /s/  Margaret Kwiatek
                                      -------------------------------
                                            Margaret Kwiatek
                                            Attorney-in-Fact


                                    By /s/  Sandra Leon
                                      ------------------------------
                                            Sandra Leon
                                            Attorney-in-Fact

                                    Annex A
                                    -------

                         CERTIFICATE OF CREDIT DEMAND


     Certificate of Credit Demand under the Irrevocable Letter of Credit No. No. 3009599 (the "Letter of Credit"; the terms defined therein and not otherwise
              ----------------
defined herein being used herein as therein defined), dated as of April 9, 1998, issued by BankAmerica Corporation, as the Letter of Credit Provider, in favor of The First National Bank of Chicago, as the Trustee under the Pooling and Servicing Agreement.

     The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Letter of Credit Provider as follows:

     1. The First National Bank of Chicago is the Trustee under the Pooling and Servicing Agreement.

     2. As of the next succeeding Payment Date following the date hereof, the sum of the Available Distribution Amount and amounts on deposit in the Reserve Account available to be distributed to the Senior Certificateholders and the Class A-7 Certificateholders is less than (i) the Senior Percentage or the Class A-7 Percentage, as applicable, of the Formula Principal Distribution Amount and
(ii) the amount of interest due and payable to the Senior Certificateholders and the Class A-7 Certificateholders in an amount equal to $__________ (such amount referred to herein as the "Deficiency Amount").
                           -----------------

     3. The Trustee is making a drawing under the Letter of Credit for an amount equal to $________. Such amount does not exceed the amount that is available to be drawn by the Trustee under the Letter of Credit on the date of this certificate.

     4. The amount of the draft shall be delivered pursuant to the following instructions:

                         [insert payment instructions]

     5. The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Letter of Credit Provider honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.
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     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ___________ 199_.


                         THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee


                         By _______________________
                         Name:
                         Title:

                                    Annex B
                                    -------


                            INSTRUCTION TO TRANSFER


                              __________________ 199_

BankAmerica Corporation
[                     ]
[                     ]

Attention:  [                   ]


Re:               Irrevocable Letter of Credit No. 3009599
                  ----------------------------------------


Ladies and Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:


                                 --------------------
                                 [Name of Transferee]



                                 --------------------
                                      [Address]


all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit") issued by the Letter of Credit
                       ----------------
Provider named therein in favor of the undersigned. The transferee has succeeded the undersigned as Trustee under the Pooling and Servicing Agreement (as defined in the Letter of Credit).

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights
                                             --------  -------
shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

     The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Letter of Credit Provider transfer the Letter of Credit to our transferee or that, if so requested by the transferee, the Letter of Credit Provider issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.


                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee


                                    By:________________________
                                    Name:
                                    Title:

                                    Annex C
                                    -------

                        CERTIFICATE OF DOWNGRADE DEMAND


Certificate of Downgrade Demand under the Irrevocable Letter of Credit No. 3009599 (the "Letter of Credit"; the terms defined therein and not otherwise
              ----------------
defined herein being used herein as therein defined), dated as of April 9, 1998, issued by BankAmerica Corporation, as the Letter of Credit Provider, in favor of The First National Bank of Chicago, as the Trustee under the Pooling and Servicing Agreement.

     The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Letter of Credit Provider as follows:

     1. The First National Bank of Chicago is the Trustee under the Pooling and Servicing Agreement.

     2. The Trustee is making a drawing under the Letter of Credit for an amount equal to $________ pursuant to written notice delivered to the Trustee from the Letter of Credit Provider due to (i) Moody's Investors Service's ("Moody's") reduction or withdrawal of its rating of the long-term unsecured
---------
debt obligations of the Letter of Credit Provider to below "Aa3" and (ii) the Letter of Credit Provider's failure to obtain, within 30 days of such downgrade, a replacement letter of credit in an amount equal to at least the Letter of Credit Amount, on the same terms and conditions as the Letter of Credit from a bank whose long term unsecured debt obligations are rated at least "Aa3" by Moody's (such ratings of the replacement letter of credit bank to be confirmed by receipt of written confirmation by Moody's) or such other replacement letter of credit acceptable to Moody's as evidenced by a written consent from Moody's (any such replacement letter of credit, the "Replacement Letter of Credit").
                                             ----------------------------
Such amount equals the remaining Letter of Credit Amount on the date of this certificate.

     3. The amount of the draft shall be delivered pursuant to the following instructions:

                         [insert payment instructions].

     4. The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Letter of Credit Provider honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ___________ 199_.


                         THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee


                         By _______________________
                         Name:
                         Title: